Exhibit 99.1

Papa John's International, Inc. and Subsidiaries
Consolidated Statements of Income

	Quarter Ended Mar. 31, 2013		Quarter Ended Jun. 30, 2013		Quarter Ended Sept. 29, 2013
	Reported	Reclassified	Reported	Reclassified	Reported	Reclassified
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
(In thousands, except per share amounts)
Revenues:
North America:
Domestic Company-owned restaurant sales	$157,898	$157,898	$155,153	$155,153	$152,662	$152,662
Franchise royalties	20,733	20,733	20,230	20,230	19,419	19,419
Franchise and development fees	546	546	219	219	263	263
Domestic commissary sales	143,894	143,894	140,003	140,003	138,044	138,044
Other sales	12,607	12,607	12,444	12,444	13,566	13,566
International:
Royalties and franchise and development fees	5,067	5,067	5,391	5,391	5,454	5,454
Restaurant and commissary sales	14,859	14,859	15,746	15,746	16,934	16,934
Total revenues	355,604	355,604	349,186	349,186	346,342	346,342

Costs and expenses:
Domestic Company-owned restaurant expenses:
Cost of sales	37,073	37,073	37,825	37,825	38,233	38,233
Salaries and benefits	43,272	43,272	42,053	42,053	41,701	41,701
Advertising and related costs	14,793	14,793	14,677	14,677	14,424	14,424
Occupancy costs	8,711	8,711	8,939	8,939	9,583	9,583
Other restaurant operating expenses	22,745	22,745	22,431	22,431	23,061	23,061
Total domestic Company-owned restaurant expenses	126,594	126,594	125,925	125,925	127,002	127,002

Domestic commissary expenses:
Cost of sales	117,778	110,923	114,045	107,676	115,563	107,930
Salaries and benefits	10,067	6,016	10,264	6,084	10,347	6,173
Other commissary operating expenses	16,007	15,461	15,768	15,185	15,965	15,262
Total domestic commissary expenses	143,852	132,400	140,077	128,945	141,875	129,365

Other operating expenses	-	11,452	-	11,132	-	12,510
International restaurant and commissary expenses	12,653	12,653	12,983	12,983	14,372	14,372
General and administrative expenses	33,158	33,158	33,126	33,126	31,780	31,780
Other general expenses	1,185	1,185	1,597	1,597	1,260	1,260
Depreciation and amortization	8,537	8,537	8,530	8,530	8,605	8,605
Total costs and expenses	325,979	325,979	322,238	322,238	324,894	324,894

Operating income	29,625	29,625	26,948	26,948	21,448	21,448
Net interest income (expense)	672	672	(340)	(340)	(185)	(185)
Income before income taxes	30,297	30,297	26,608	26,608	21,263	21,263
Income tax expense	9,978	9,978	8,563	8,563	6,385	6,385
Net income before attribution to noncontrolling interests	20,319	20,319	18,045	18,045	14,878	14,878
Income attributable to noncontrolling interests	(1,013)	(1,013)	(895)	(895)	(602)	(602)
Net income attributable to the Company	$19,306	$19,306	$17,150	$17,150	$14,276	$14,276

Calculation of income for earnings per share:
Net income attributable to the Company	$19,306	$19,306	$17,150	$17,150	$14,276	$14,276
Increase in noncontrolling interest redemption value	-	-	-	-	-	-
Net income attributable to participating securities	-	-	-	-	-	-
Net income attributable to common shareholders	$19,306	$19,306	$17,150	$17,150	$14,276	$14,276

Basic earnings per common share	$0.43	$0.43	$0.39	$0.39	$0.33	$0.33
Earnings per common share - assuming dilution	$0.42	$0.42	$0.39	$0.39	$0.32	$0.32

Basic weighted average common shares outstanding	44,512	44,512	43,484	43,484	43,182	43,182
Diluted weighted average common shares outstanding	45,612	45,612	44,500	44,500	44,168	44,168

Dividends declared per common share	$-	$-	$-	$-	$0.125	$0.125

Note:  In the fourth quarter of 2013, the Company elected to separate the Domestic commissary expenses from other operating expenses.  This schedule is being provided to report the first, second and third quarters of 2013 consistent with the fourth quarter and full year of 2013.  The "Reported" columns are as reported in prior earnings press releases, Forms 10-Q and Form 10-K and the "Reclassified" columns show the amounts that the Company intends to report in the 2014 Forms 10-Q. There was no impact on Net income attributable to the Company or earnings per share, as adjusted for the two-for-one stock split distributed on December 27, 2013.

Papa John's International, Inc. and Subsidiaries
Consolidated Statements of Income

	Quarter Ended	Year Ended
	Dec. 29, 2013	Dec. 29, 2013
	Reported	Reported
	(Unaudited)
(In thousands, except per share amounts)
Revenues:
North America:
Domestic Company-owned restaurant sales	$169,604	$635,317
Franchise royalties	21,310	81,692
Franchise and development fees	153	1,181
Domestic commissary sales	156,929	578,870
Other sales	14,705	53,322
International:
Royalties and franchise and development fees	6,067	21,979
Restaurant and commissary sales	19,122	66,661
Total revenues	387,890	1,439,022

Costs and expenses:
Domestic Company-owned restaurant expenses:
Cost of sales	43,106	156,237
Salaries and benefits	46,290	173,316
Advertising and related costs	15,278	59,172
Occupancy costs	9,313	36,546
Other restaurant operating expenses	24,043	92,280
Total domestic Company-owned restaurant expenses	138,030	517,551

Domestic commissary expenses:
Cost of sales	122,164	448,693
Salaries and benefits	6,850	25,123
Other commissary operating expenses	14,618	60,526
Total domestic commissary expenses	143,632	534,342

Other operating expenses	12,917	48,011
International restaurant and commissary expenses	16,601	56,609
General and administrative expenses	36,164	134,228
Other general expenses	2,631	6,673
Depreciation and amortization	9,433	35,105
Total costs and expenses	359,408	1,332,519

Operating income	28,482	106,503
Net interest income (expense)	(541)	(394)
Income before income taxes	27,941	106,109
Income tax expense	8,204	33,130
Net income before attribution to noncontrolling interests	19,737	72,979
Income attributable to noncontrolling interests	(932)	(3,442)
Net income attributable to the Company	$18,805	$69,537

Calculation of income for earnings per share:
Net income attributable to the Company	$18,805	$69,537
Increase in noncontrolling interest redemption value	(510)	(510)
Net income attributable to participating securities	(530)	(530)
Net income attributable to common shareholders	$17,765	$68,497

Basic earnings per common share	$0.42	$1.58
Earnings per common share - assuming dilution	$0.41	$1.55

Basic weighted average common shares outstanding	42,417	43,387
Diluted weighted average common shares outstanding	43,301	44,243

Dividends declared per common share	$0.125	$0.250

Note:  In the fourth quarter of 2013, the Company elected to separate the Domestic commissary expenses from other operating expenses.  This schedule is being provided to report the first, second and third quarters of 2013 consistent with the fourth quarter and full year of 2013.  The "Reported" columns are as reported in prior earnings press releases, Forms 10-Q and Form 10-K and the "Reclassified" columns show the amounts that the Company intends to report in the 2014 Forms 10-Q. There was no impact on Net income attributable to the Company or earnings per share, as adjusted for the two-for-one stock split distributed on December 27, 2013.